                                 PROMISSORY NOTE

$350,000                                                         October 1, 1997

     FOR VALUE RECEIVED, the undersigned, Medical Molecular Diagnostics, GmbH (herein called the "Borrower", hereby promises to pay to the order of Lifecodes Corporation (herein called "Lifecodes"), the principal sum of Three Hundred Fifty Thousand United States of America Dollars ($350,000.00) together with interest on the unpaid balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at 550 West Avenue, Stamford, CT 06902 or at such other place and by such method, including wire transfer, as from time to time may designated by the holder of this Note.

     The principal amount of this Note shall be due and payable on December 31, 2001 at which time the unpaid principal balance of this Note and all interest accrued hereon shall be due and payable in full. This Note replaces in its entirety the previous Note dated January 21, 1997.

     The unpaid principal of this Note (exclusive of any past due interest) from time to time outstanding shall bear interest on each day outstanding at the rate of eight percent (8%) per annum. All past due principal and past due interest owed under this Note shall bear interest at the default rate of twelve percent (12%) per annum for each day until paid in full.

     Accrued Interest hereunder shall be paid to Lifecodes on December 31, 1997 and on the last day of each year during the term hereof.

     The amount of the loan shall be advanced by Lifecodes to Borrower from time to time in multiples of $1,000.00. The amount of each advance shall be noted by Lifecodes on the Grid Schedule attached hereto. A copy of the Grid Schedule will be sent by Lifecodes to Borrower upon request.

     The principal amount of this Note shall become immediately due and payable, together with all interest accrued thereon, upon the occurrence of any of the following events.

     (i) Default by the Borrower in the payment of the principal or interest of this Note or in the performance, or breach of any other covenant, agreement or provision contained in this Note;

     (ii) Default by the Borrower in the payment of indebtedness owing to any bank or institutional lender;

     (iii) Entry of a final judgment against the Borrower for the payment of money in excess of $50,000, without discharge or provision for discharge thereof, or procurement of a stay of execution thereof, within 60 days from the date of entry judgement;


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                                      -2-


     (iv) The institution by the Borrower of proceedings under any applicable bankruptcy code or any chapter thereof, or the consent to the institution of bankruptcy or insolvency proceedings against it, or the filing of a petition or answer or consent seeking reorganization or relief under the applicable bankruptcy code or any chapter thereof or any other applicable national or state law, or the consent by it to the filing of any such petition or to the appointment or a receiver, liquidator, assignee, trustee, conservator, sequestrator or other similar official of the Borrower or any substantial part of its properties or assets or the making by it of an assignment for the benefit of creditors, or the admission by Borrower in writing of it's inability to pay it's debts generally as they become due, or the taking of Corporate action by the Borrower in furtherance of any such action;

     (v) The discontinuance by Borrower of its business operations;

     (vi) Failure of Borrower to obtain and keep in force any licenses, permits or Certifications necessary for it to maintain its laboratory and the operations thereof;

     This Note may be prepaid by Borrower at any time without payment of any prepayment charge or fee.

     Borrower waives and shall not apply for or avail itself of any appraisement, valuation exemption, extension or other kind of type of moratorium law now existing as hereinafter enacted.

     This Note may not be modified, amended or changed, except by execution of a written agreement signed by Lifecodes and Borrower.

     This Note sets forth the entire agreement and understanding of the parties on the subject matter hereof.

     Borrower hereby waives demand, presentment payment protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions or covenants, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     This Note and the rights and duties of the parties hereto shall be governed by the laws of Connecticut.


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                                      -3-



     This Note and Agreement has been executed by the Borrower as of the date first above written.



                                            Medical Molecular Diagnostics, GmbH



                                            By /s/ Walter O. Fredericks
                                               ---------------------------------
                                                     Walter O. Fredericks

Agreed to as of the 1 day of
October, 1997


Lifecodes Corporation



By /s/ Dean Somer
   --------------------------------
   Dean Somer, Controller



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                                  GRID SCHEDULE

--------------------------------------------------------------------------------
           Date                      Loan Amount           New Principal Total
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         3-24-97                     $90,689.24
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         4-11-97                     229,665.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         8-11-97                      49,043.99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          9-8-97                     100,000.00                $469,398.23
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         10-1-97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    DM 260,000 repaid
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     260,000 / 1.7745 =            (146,520.14)               322,878.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------